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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 22, 2007


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                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                       0-22140              42-1406262
(State or other jurisdiction of    (Commission File        (IRS Employer
incorporation or organization)          Number)          Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)


Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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                                TABLE OF CONTENTS


Section 1         Registrant's Business and Operations
                  Item 1.01  Entry into a Material Definitive Agreement


Section 2         Financial  Information
                  Item 2.02  Results of Operations and Financial Condition.
                  Item 2.06  Material Impairments


Section 5         Corporate  Government and Management
                  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


Section 9         Financial  Statements and Exhibits
                  Item 9.01  Financial Statements and Exhibits


Signatures


Exhibit Index
Exhibit 99.1
Exhibit 99.2


                                       i

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Section 1         Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement

                  On January 31, 2007, the Registrant issued a news release announcing the sale of four branch offices in Northwest Iowa. The branches are located in Laurens, Sac City, Lake View, and Odebolt, Iowa. The sale involves approximately $40.4 million in deposits and $1.2 million in loans. The Registrant expects to record a gain on the sale of these branches of approximately $3.4 million. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 1.01 by reference.


Section 2         Financial Information

Item 2.02         Results of Operations and Financial Condition

                  On January 31, 2007, the Registrant issued a news release announcing its results of operations and financial condition as of and for the three months ended December 31, 2006. A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Exchange Act, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Item 2.06         Material Impairments

                  (a) The Registrant and its subsidiaries, MetaBank and MetaBank West Central (collectively the "Banks"), on January 29, 2007 determined that a material amount of their assets were impaired under generally accepted accounting principles. The assets affected include commercial loans totaling approximately $5.1 million. The loans are secured by preferred stock in a charter airline company, the residence of the principal borrower, and an airplane (the "collateral"). Upon review of the collateral, the Banks have determined that it is probable that they will be unable to collect all principal and interest amounts due according to the contractual terms of the loan agreements. The Registrant has recorded a $4.95 million provision for loan losses related to these assets effective December 31, 2006.

                  (b) and (c) At this time, the Registrant is unable to estimate the amount or range of amounts of the impairment charge and is also unable to estimate

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                  the amount or range of amounts of the impairment charge that will result in future cash expenditures. The Registrant will file an amended report on Form 8-K pursuant to this Item 2.06 within four business days after it makes a determination of such estimates or range of estimates.


Section 5         Corporate Government and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

                  On January 22, 2007, at the annual meeting of the shareholders of the Registrant, the Registrant's shareholders adopted a proposal to amend the Registrant's 2002 Omnibus Incentive Plan (the "2002 Plan") to (i) increase from 200,000 shares to 400,000 shares the aggregate number of shares that may be issued from time to time pursuant to the 2002 Plan; (ii) modify certain provisions that may cause the 2002 Plan, and the awards granted thereunder, to be subject to Section 409A of the Internal Revenue Code and prevent potential adverse consequences to the participants in the 2002 Plan; (iii) reflect the name change of the Company from First Midwest Financial, Inc. to Meta Financial Group, Inc.; and (iv) effect certain other changes as set forth in the amendment to the 2002 Plan. A copy of the 2002 Plan and the amendment thereto adopted by the Registrant's shareholders were filed as exhibits to the Registrant's Proxy Statement on Schedule 14A filed with the Commission on December 20, 2006.


Section 9         Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

                  (c) Exhibits
                  The following Exhibits are being furnished herewith:

                  99.1 Press Release of Meta Financial Group, Inc., dated January 31, 2007 regarding the sale of branches.

                  99.2 Press Release of Meta Financial Group, Inc, dated January 31, 2007 regarding the results of operations and financial condition.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    META FINANCIAL GROUP, INC.

                               By:  /s/ Jonathan M. Gaiser
                                    --------------------------------------------
                                    Jonathan M. Gaiser
                                    Senior Vice President, Secretary, Treasurer,
                                    and Chief Financial Officer

Dated:  February 1, 2007



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                                  EXHIBIT INDEX

 Exhibit
 Number         Description of Exhibit

  99.1          Press Release of Meta Financial Group, Inc. dated
                January 31, 2007 regarding the sale of branches

  99.2 Press Release of Meta Financial Group, Inc., dated January 31, 2007 regarding the results of operations and financial condition